                                                        ANNUAL REPORT TO
                                               SHAREHOLDERS FOR THE YEAR
                                                 ENDED NOVEMBER 30, 1997


LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

[LOGO]
Seeks to provide long-term capital growth

KEMPER
EUROPE FUND



                 "... While our performance was less than the
               market, we don't see this as a year of mistakes.
             We follow a long-term investment approach with a
                 focus on quality in the holdings we select. ..."


                                                       [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio of Investments
13
Report of Independent Auditors
14
Financial Statements
16
Notes to Financial Statements
20
Financial Highlights


At A GLANCE
--------------------------------------------------------------------------------
KEMPER EUROPE FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                14.18%
CLASS B                                                13.23%
CLASS C                                                13.32%
LIPPER EUROPEAN REGION FUNDS CATEGORY AVERAGE*         16.19%
--------------------------------------------------------------------------------


Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  11/30/97   11/30/96
--------------------------------------------------------------------------------
    KEMPER EUROPE FUND
    CLASS A                         $12.43     $11.02
--------------------------------------------------------------------------------
    KEMPER EUROPE FUND
    CLASS B                         $12.27     $10.97
--------------------------------------------------------------------------------
    KEMPER EUROPE FUND
    CLASS C                         $12.28     $10.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER EUROPE FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY

                        CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
    1-YEAR              #53 of     #56 of     #55 of
                       71 funds   71 funds   71 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE FISCAL YEAR, KEMPER EUROPE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE.


                  CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN       $0.13     $0.13     $0.13
--------------------------------------------------------------------------------


TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style
Box is based on a portfolio date as of November 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to- book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

BOTTOM FISHER An investor who is on the lookout for stocks that have fallen to their bottom prices before turning up. In extreme cases, bottom fishers buy stocks and bonds of bankrupt or near bankrupt companies.

OPERATING LEVERAGE The extent to which a company's costs of operating are fixed (rent, insurance, executive salaries) as opposed to variable (materials, direct labor). The degree of operating leverage measures the sensitivity of a firm's profits to changes in sales volume. A firm using a high degree of operating leverage has a break-even point at a relatively high sales level.

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to ultimately introduce a single currency and create a more economically competitive region.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)*                   1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

PERFORMANCE UPDATE

[THOUIN PHOTO]

EDITH THOUIN IS THE PORTFOLIO MANAGER OF KEMPER EUROPE FUND. SHE JOINED
WHAT IS NOW SCUDDER KEMPER INVESTMENTS, INC. IN 1992. THOUIN HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN, THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER EUROPE FUND UNDERPERFORMED ITS BENCHMARK INDEX AND LIPPER CATEGORY FOR THE FISCAL YEAR. FOLLOWING, PORTFOLIO MANAGER EDITH THOUIN EXPLAINS HOW THE FUND'S FOCUS ON QUALITY MAY HAVE CAUSED A TEMPORARY LAG BUT, OVER THE LONG TERM, SHOULD LEAD TO STRONGER RESULTS.

Q     HOW WOULD YOU CHARACTERIZE EUROPEAN MARKETS DURING THE FISCAL YEAR?

A     In local currency terms, European market performance was strong across the board. Some markets were up 40 percent or more with the best being Spain, up 52 percent, Switzerland, up 45 percent and the Netherlands, up 41 percent. This compares to a 28.5 percent return of the Standard & Poor's 500 Stock Index* for the same period. The strength of the U.S. dollar diminished returns roughly 10 percent, however. Switzerland still stands out in dollar terms with a 32.3 percent gain, Italy with a 33 percent return and Spain with 32.3 percent. France was one of the weaker performers in dollar terms at 9 percent.

      The strength of the U.S. dollar relative to the currencies in Europe has been beneficial for companies that are highly dependent on dollar revenues. In Europe there is a division between multinational companies that have production facilities in U.S. dollar-related companies and those companies that export out of Europe to dollar markets. Both benefited significantly from a strong dollar. For example, Germany is one of the larger capital goods exporters in the world and that market saw very positive performance in 1997 because of it.

      A main driver of the market was corporate restructuring. Early in the year we saw large corporations undertake efforts to modify their businesses and this was perceived very favorably by the markets. Large oil companies, manufacturers and, near the end of the fiscal year, banks were sectors that benefited from restructuring moves. These efforts also included merger and acquisition activity. The merger of Union Bank of Switzerland and Swiss Bank Corporation crowned a year of very intense merger and acquisition activity in the financial sector.

* The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

Q     WHAT IMPACT DID THE ASIAN CRISIS HAVE ON EUROPEAN MARKETS?

A     The Asia impact, related to share price reaction, has been fairly strong. We have seen roughly a 10 percent drop in markets from their August highs that can be attributed to the Asia fallout. Hardest hit were those companies with exposure in that area or those exposed to the lower currency producing countries in the Far East. As far as the European economy is concerned, however, the impact should be less than it will be on the U.S. simply because it is a less important trading partner.

Q     THE FUND WAS UP 14.18 PERCENT (CLASS A SHARES UNADJUSTED FOR ANY SALES
CHARGE) FOR THE FISCAL YEAR. ITS LIPPER CATEGORY, HOWEVER, WAS AT 16.19 PERCENT AND THE FT/S&P ACTUARIES WORLD INDEX -- EUROPE** WAS UP 22.31 PERCENT. WHAT CAUSED THE PERFORMANCE LAG?

A     While our performance was less than the market, we

PERFORMANCE UPDATE

don't see this as a year of mistakes. We follow a long-term investment approach with a focus on quality in the holdings we select. The lag can be attributed, in part, to one of the points I made about the economy. The markets have been driven by restructuring. In managing Kemper Europe Fund, we traditionally are not bottom fishers, that is we don't look for struggling companies with share prices that have bottomed out. The strongest moves, particularly over the summer and fall months, took place in lower quality, lower valued companies that found a way to cut costs and get the stock market to speculate on improved corporate activity.

      Not focusing on lesser-quality names did negatively impact fund performance. Equity markets will have periods when lower quality companies suddenly have a run as a result of restructuring or merger activity. But generally, this surge causes stronger companies to become even stronger because of pressure from the weaker ones and the larger companies end up growing at an even faster pace. We traditionally bet on the stronger companies because they have better earnings trends. Although in the short-term the gains have not gone in our favor, we believe that within the coming year the gains will be seen in the stronger, larger names that we hold in our portfolio. We are not, however, trying to avoid restructuring completely. In the oil sector, for example, we are very bullish on restructuring plays and hold names like British Petroleum and Elf Aquitaine which are likely to benefit from this trend.

      The dollar strength also had an effect on the fund. We are not investors in the heavy manufacturing, capital goods area which is a sector that tends to benefit from a strong depreciation of the local currency. While we hold oil companies that fall into this sector, these types of businesses tend to have high operational leverage and the leverage is highest in the companies with high fixed costs such as rent, insurance and executive salaries. We believe companies with high fixed costs have the least growth potential over time.

** Financial Times/Standard & Poor's Actuaries World Index-Europe is an unmanaged index that is generally representative of the equity securities of European markets.

Q     SINCE THE INCEPTION OF THIS FUND, MANAGEMENT HAS BEEN FOCUSED ON KEEPING
THE FUND "TRULY EUROPEAN." DOES THIS DIFFER FROM OTHER FUNDS IN YOUR PEER GROUP?

A     In terms of our strategy, we look for companies positioned to benefit from the pick-up in the European economy because we feel they have the best growth potential in terms of earnings and are likely to do better than companies that have 25 to 30 percent of their earnings coming out of Asia, for example. 1998 will be the first year since the early '90s that the majority of European consumers won't have to face higher taxes. This should boost disposable income and lead to increased consumer demand in Europe, helping the different European economies to gain some momentum. Following this domestic approach does differentiate us from some of our peers who tend to steer clear of the more "local," small and mid capitalization names.

Q     HAVE YOU MADE ANY ADJUSTMENTS TO YOUR INVESTMENT THEMES?

A     We remain focused on financials. Financials in Europe are following the pattern we are seeing in the U.S. and should surpass the U.S. in merger and acquisition activity in the coming year. The benefits of scale are a strong enticement for this trend but in Europe we also have the upcoming European Monetary Union (EMU) spurring these efforts. Banks such as Barclays in the United Kingdom and Banco Bilbao Vizcaya in Spain, are trying to reassess their position with a focus toward doing business in a single currency environment.

      We also continue to like the pharmaceutical sector. While they are somewhat global companies, the majority of their market is Europe and the United States. European pharmaceutical companies are truly tops in this sector with names like Novartis, Glaxo Wellcome and Roche among the top five companies worldwide. Patents have been issued so we expect the introduction of high numbers of new products in the coming years. New products signal future strong revenue and earnings growth.

      The third sector we like is the oil sector. As mentioned, we believe that restructuring is going to improve returns significantly in the European oil sector. We like restructuring in this field because it is an industry that is inherently extremely profitable. It is not all that difficult to be profitable as an oil company when oil pumped at a cost of roughly $8.00 a barrel (including taxes) can be sold to the consumer for about $16.00. The problem is

PERFORMANCE UPDATE

that these companies have found it so easy to make money that they have grown fat. They are beginning to feel the pressure to start to perform and to improve their return on capital and that is a focus that they did not have in the past. For instance Royal Dutch, which is one of the best positioned oil companies in the world in terms of production profile and production cost, had a return on capital of about 12 percent in 1997. Given their position, they should be well north of 15 percent which is now an officially broadcasted target by the company.



Q     YOU HAVE MENTIONED EMU AND ITS EFFECT ON BANKS. WHAT OTHER EFFECTS DO YOU
FORESEE EMU HAVING ON THE MARKETS?


A     With the evolution taking place in the European community, we are looking at Europe in somewhat the same way the U.S. investor looks at the U.S. In 1999, Europe will be operating with one, unified currency. When this happens, sector performance will be of much more importance than market performance in Europe. We follow a bottom-up investment strategy, focusing on companies and sectors rather than where their head office is based, which fits well with the direction Europe is headed.

  We think it is a great opportunity for the region and that the effects of EMU will be very positive. In the past, there has been protection given to weaker companies in Europe because of government regulations, border restrictions and distribution problems. Because they were protected, these weaker companies were free to inflate prices without fear of competition. Without the barriers to competition, these companies will be forced to reckon with stronger businesses and adjust prices to remain competitive. With the borders down, we can start to really concentrate on European distribution and get the European consumer into play.

  On a global basis, EMU will create a second reserve currency following the dollar which, in terms of investments, is going to be of great importance. We feel the flow of U.S. investments into Europe will increase significantly as a result of EMU because the size of the currency, and therefore the risk factor of the investment, looks much better than it did previously.



Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A     We expect to see returns grow around 10 to 15 percent in Europe in the coming year. Interest rates should remain low and even fall further because the rate cycle does not appear to be completed yet on the downside. This, in combination with further revenue growth, will mean higher earnings and dividends coming through in share prices and increased shareholder return.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
 FOR PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                           1-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A                             7.64%        15.02%       (inception 5/1/96)
 ......................................................................................................
KEMPER EUROPE FUND CLASS B                             10.23        16.71        (inception 5/1/96)
 ......................................................................................................
KEMPER EUROPE FUND CLASS C                             13.32        18.49        (inception 5/1/96)
 ......................................................................................................

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in class a shares
from 5/1/96 to 11/30/97
-------------------------------------------------------------------------------

                                   [CLASS A]



                                                                                   5/1/96             12/31/96            11/30/97
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A1                                                        10000              11037               12483
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL TIMES/STANDARD & POOR'S ACTUARIES WORLD INDEX-EUROPE+                    10000              11715               13984
-----------------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX++                                                10000              11503               15036
-----------------------------------------------------------------------------------------------------------------------------------


                                    CLASS B

                                                                                   5/1/96             12/31/96            11/30/97
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS B1                                                        10000              11658               12775
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL TIMES/STANDARD & POOR'S ACURARIES WORLD INDEX-EUROPE+                    10000              11715               13984
-----------------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX++                                                10000              11503               15036
-----------------------------------------------------------------------------------------------------------------------------------

                                    CLASS C

                                                                                   5/1/96             12/31/96            11/30/97
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS C1                                                        10000              11658               13086
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL TIMES/STANDARD & POOR'S ACTRARIES WORLD INDEX-EUROPE+                    10000              11715               13984
-----------------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX++                                                10000              11503               15036
-----------------------------------------------------------------------------------------------------------------------------------



Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3 percent; 5-year, 1 percent; since inception, 0 percent. For Class C shares there is no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. In comparing Kemper Europe Fund to the indices, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

+ Financial Times/Standard & Poor's Actuaries World Index-Europe is an unmanaged index that is generally representative of the equity securities of European markets.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 39.4 PERCENT OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1997

-------------------------------------------------------------------------------------------
                      COMPANY                         COUNTRY              % OF NET ASSETS
-------------------------------------------------------------------------------------------

1.          NOVARTIS                             Switzerland                     7.0%
------------------------------------------------------------------------------------------

2.          GLAXO WELLCOME                       United Kingdom                  5.2%
------------------------------------------------------------------------------------------

3.          KONINKLIJKE AHOLD                    Netherlands                     4.1%
------------------------------------------------------------------------------------------

4.          BRITISH PETROLEUM                    United Kingdom                  4.0%
------------------------------------------------------------------------------------------

5.          ROYAL DUTCH PETROLEUM                Netherlands                     3.9%
------------------------------------------------------------------------------------------

6.          ROCHE HOLDINGS                       Switzerland                     3.7%
------------------------------------------------------------------------------------------

7.          TOTAL, S.A.                          France                          3.5%
------------------------------------------------------------------------------------------

8.          REPSOL, S.A.                         Spain                           2.9%
------------------------------------------------------------------------------------------

9.          TELECOM ITALIA MOBILE                Italy                           2.6%
------------------------------------------------------------------------------------------

10.         CIBA SPECIALTY CHEMICALS             Switzerland                     2.5%
------------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER EUROPE FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                COMMON STOCKS                                                                 SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--22.0%
                                             Glaxo Wellcome
                                               PHARMACEUTICAL COMPANY                          56,514       $ 1,239
                                             British Petroleum
                                               INTEGRATED OIL COMPANY                          70,304           960
                                             Barclays, PLC
                                               BANKING                                         19,503           469
                                             BBA Group, PLC
                                               DIVERSIFIED ENGINEERING COMPANY                 73,489           467
                                             HBSC Holdings
                                               BANKING                                         18,300           465
                                             Tesco, PLC
                                               FOOD RETAILER                                   57,700           465
                                             Marks & Spencer, PLC
                                               CONSUMER GOODS AND FOODS RETAILER               38,000           390
                                             Rentokil Group, PLC
                                               SERVICES COMPANY                                90,000           378
                                             Prudential Corp., PLC
                                               FINANCIAL SERVICES                              30,000           322
                                          (a)British Bio-Technology Group
                                               PHARMACEUTICAL COMPANY                          49,910           103
                                             --------------------------------------------------------------------------
                                                                                                              5,258
-----------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--21.2%
                                             Koninklijke Ahold, N.V.
                                               FOOD RETAILER                                   37,155           991
                                             Royal Dutch Petroleum
                                               INTEGRATED OIL COMPANY                          18,000           937
                                             Aegon, N.V.
                                               INSURANCE COMPANY                                6,930           591
                                          (a)Baan Company, N.V.
                                               SOFTWARE APPLICATIONS                            7,225           519
                                             De Boer Unigro, N.V.
                                               FOOD RETAILER                                   12,530           426
                                             Getronics, N.V.
                                               INFORMATION AND COMMUNICATION SERVICES          10,000           344
                                             Aalberts Industries, N.V.
                                               CAPITAL GOODS AND COMPONENTS                    11,605           295
                                             Nedcon Groep
                                               RACKING SYSTEMS MANUFACTURER                     5,000           263
                                             Sligro Beheer, N.V.
                                               FOOD PRODUCTS DISTRIBUTOR                        4,000           257
                                             Unique International, N.V.
                                               TEMPORARY EMPLOYMENT                            11,390           245
                                             Beter Bed Holding, N.V.
                                               FURNITURE RETAILER                               8,500           190
                                             --------------------------------------------------------------------------
                                                                                                              5,058
-----------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--13.2%
                                             Novartis
                                               PHARMACEUTICAL COMPANY                           1,048         1,675
                                             Roche Holdings, A.G.
                                               PHARMACEUTICAL COMPANY                              98           877
                                             Ciba Specialty Chemicals
                                               CHEMICAL PRODUCER                                5,565           592
                                             --------------------------------------------------------------------------
                                                                                                              3,144
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                               SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
    FRANCE--8.7%                             Total, S.A.
                                               OIL AND GAS COMPANY                              8,000       $   840
                                             Elf Aquitaine
                                               OIL AND GAS COMPANY                              5,100           591
                                             Carrefour, S.A.
                                               FOOD RETAILER                                      770           412
                                             Technip, S.A.
                                               ENGINEERING COMPANY                              2,188           227
                                             --------------------------------------------------------------------------
                                                                                                              2,070
-----------------------------------------------------------------------------------------------------------------------
    SPAIN--7.1%
                                             Repsol, S.A.
                                               OIL AND GAS COMPANY                             16,000           692
                                             Banco Popular Espanol, S.A.
                                               BANKING                                          4,800           306
                                             Prosegur, Cia de Seguridad, S.A.
                                               SECURITY SERVICES PROVIDER                      30,000           300
                                             Banco Santander, S.A.
                                               BANKING                                          6,690           202
                                             Banco Bilbao Vizcaya, S.A.
                                               BANKING                                          6,185           187
                                             --------------------------------------------------------------------------
                                                                                                              1,687
-----------------------------------------------------------------------------------------------------------------------
    GERMANY--6.3%
                                             SAP, A.G.
                                               SOFTWARE DEVELOPER                               1,730           503
                                             Mannesmann, A.G.
                                               CAPITAL GOODS PRODUCER                           1,000           465
                                             Veba, A.G.
                                               ELECTRIC UTILITY                                 4,800           285
                                             SGL CARBON, A.G.
                                               CHEMICAL PRODUCER                                1,925           248
                                             --------------------------------------------------------------------------
                                                                                                              1,501
-----------------------------------------------------------------------------------------------------------------------
    IRELAND--5.9%
                                             Independent Newspapers, PLC
                                               PUBLISHER                                       88,452           515
                                             Clondalkin Group, PLC
                                               PRINTING COMPANY                                56,439           471
                                             Bank of Ireland
                                               BANKING                                         32,110           434
                                             --------------------------------------------------------------------------
                                                                                                              1,420
-----------------------------------------------------------------------------------------------------------------------
    ITALY--4.9%
                                             Telecom Italia Mobile
                                               MOBILE TELECOMMUNICATIONS PROVIDER             153,000           619
                                             Telecom Italia, SpA
                                               TELECOMMUNICATIONS PROVIDER                     90,000           561
                                             --------------------------------------------------------------------------
                                                                                                              1,180
-----------------------------------------------------------------------------------------------------------------------
    PORTUGAL--2.4%
                                             Electricidade
                                               ELECTRICITY PROVIDER                            32,000           584
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
    SWEDEN--2.1%                             Industri Matematik
                                               INFORMATION TECHNOLOGY SERVICES                 10,000       $   273
                                             L.M. Ericsson Telephone Co., "B"
                                               TELECOMMUNICATIONS EQUIPMENT
                                               MANUFACTURER                                     3,250           133
                                             Skandia Forsakrings, A.B.
                                               INSURANCE COMPANY                                2,000           105
                                             --------------------------------------------------------------------------
                                                                                                                511
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--93.8%
                                             (Cost: $21,613)                                                 22,413
                                             --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--5.8%
                                             Yield--5.49% to 5.78%
                                             Due--December 1997
                                             Federal National Mortgage Association             $  400           399
                                             Greentree Financial                                1,000           997
                                             --------------------------------------------------------------------------
                                             TOTAL MONEY MARKET INSTRUMENTS--5.8%
                                             (Cost: $1,396)                                                   1,396
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.6%
                                             (Cost: $23,009)                                                 23,809
                                             --------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS,
                                             LESS LIABILITIES--.4%                                              101
                                             --------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $23,910
                                             --------------------------------------------------------------------------

At November 30, 1997, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                               VALUE            %
----------------------------------------------------------------------------------------
Energy                                                        $ 4,020           16.8
----------------------------------------------------------------------------------------
Health Care                                                     3,892           16.3
----------------------------------------------------------------------------------------
Finance                                                         3,082           12.9
----------------------------------------------------------------------------------------
Consumer Cyclicals                                              2,973           12.4
----------------------------------------------------------------------------------------
Consumer Staples                                                2,293            9.6
----------------------------------------------------------------------------------------
Utilities                                                       2,050            8.6
----------------------------------------------------------------------------------------
Capital Goods                                                   1,833            7.7
----------------------------------------------------------------------------------------
Technology                                                      1,429            6.0
----------------------------------------------------------------------------------------
Basic Industries                                                  841            3.5
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            22,413           93.8
----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS, CASH AND OTHER NET ASSETS             1,497            6.2
----------------------------------------------------------------------------------------
NET ASSETS                                                    $23,910          100.0
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
Based on the cost of investments of $23,009,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $1,443,000, the gross unrealized depreciation was $643,000 and the net unrealized appreciation on investments was $800,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER EUROPE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Europe Fund as of November 30, 1997, and the related statement of operations for the year then ended and statement of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Europe Fund at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $23,009)                                                 $23,809
-----------------------------------------------------------------------
Cash                                                                776
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  217
-----------------------------------------------------------------------
  Fund shares sold                                                  121
-----------------------------------------------------------------------
  Dividends                                                          28
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 24,951
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                             966
-----------------------------------------------------------------------
  Fund shares redeemed                                                6
-----------------------------------------------------------------------
  Management fee                                                     11
-----------------------------------------------------------------------
  Distribution services fee                                           7
-----------------------------------------------------------------------
  Administrative services fee                                         5
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             19
-----------------------------------------------------------------------
  Trustees' fees and other                                           27
-----------------------------------------------------------------------
    Total liabilities                                             1,041
-----------------------------------------------------------------------
NET ASSETS                                                      $23,910
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $22,771
-----------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                               285
-----------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                   799
-----------------------------------------------------------------------
Undistributed net investment income                                  55
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $23,910
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($11,789 / 948 shares outstanding)                             $12.43
-----------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                    $13.19
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($11,141 / 908 shares outstanding)                             $12.27
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($980 / 80 shares outstanding)                                 $12.28
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997
(IN THOUSANDS)

--------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $23)                $189
--------------------------------------------------------------------
  Interest                                                        47
--------------------------------------------------------------------
    Total investment income                                      236
--------------------------------------------------------------------
Expenses:
  Management fee                                                  95
--------------------------------------------------------------------
  Distribution services fee                                       45
--------------------------------------------------------------------
  Administrative services fee                                     27
--------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          68
--------------------------------------------------------------------
  Professional fees                                               15
--------------------------------------------------------------------
  Trustees' fees and other                                        31
--------------------------------------------------------------------
    Total expenses before expense waiver                         281
--------------------------------------------------------------------
Less expenses waived and absorbed by investment manager           33
--------------------------------------------------------------------
    Total expenses after expense waiver                          248
--------------------------------------------------------------------
NET INVESTMENT LOSS                                              (12)
--------------------------------------------------------------------

--------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          321
--------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   517
--------------------------------------------------------------------
Net gain on investments                                          838
--------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $826
--------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR                   MAY 1
                                                                   ENDED                     TO
                                                                NOVEMBER 30,            NOVEMBER 30,
                                                                    1997                    1996
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment loss                                             $   (12)                    --
----------------------------------------------------------------------------------------------------
  Net realized gain                                                   321                     48
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                               517                    282
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  826                    330
----------------------------------------------------------------------------------------------------
Net equalization credits                                               35                      9
----------------------------------------------------------------------------------------------------
Distribution from net realized gain                                   (51)                    --
----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       19,244                  3,417
----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       20,054                  3,756
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                                 3,856                    100
----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of $55 at November 30, 1997)                $23,910                  3,856
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Europe Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on May 1, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in

NOTES TO FINANCIAL STATEMENTS

                             foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper
                             Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .75% of the first

NOTES TO FINANCIAL STATEMENTS

                             $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. However, Scudder Kemper agreed to reduce its management fee to .50% until May 1, 1997. For the year ended November 30, 1997, the Fund incurred a management fee of $69,000 after a waiver of $26,000 by Scudder Kemper.

                             In addition, Scudder Kemper has agreed to temporarily waive certain operating expenses of the Fund. Under this arrangement, Scudder Kemper waived expenses of $7,000 for the year ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                 COMMISSIONS     COMMISSIONS ALLOWED BY
                                                               RETAINED BY KDI        KDI TO FIRMS
                                                               ---------------   ----------------------
                             Year ended November 30, 1997          $20,000               99,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                   DISTRIBUTION
                                                                       FEES           COMMISSIONS AND
                                                                     AND CDSC        DISTRIBUTION FEES
                                                                  RECEIVED BY KDI   PAID BY KDI TO FIRMS
                                                                  ---------------   --------------------
                             Year ended November 30, 1997             $60,000             259,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                       ASF (AFTER
                                                                     EXPENSE WAIVER)
                                                                         PAID BY       ASF PAID BY KDI
                                                                     THE FUND TO KDI      TO FIRMS
                                                                     ---------------   ---------------
                             Year ended November 30, 1997                $20,000           37,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $32,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $14,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1997, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                   $30,686

                             Proceeds from sales                          12,720

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                            YEAR ENDED                     MAY 1 TO
                                                        NOVEMBER 30, 1997              NOVEMBER 30, 1996
                                                       --------------------           -------------------
                                                       SHARES       AMOUNT            SHARES       AMOUNT
                             ----------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                   1,001       $12,178            203         $2,030
                             ----------------------------------------------------------------------------
                              Class B                   1,144        14,017            161          1,616
                             ----------------------------------------------------------------------------
                              Class C                      53           637             27            278
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                       2            24             --             --
                             ----------------------------------------------------------------------------
                              Class B                       4            43             --             --
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                    (243)       (2,992)           (32)          (325)
                             ----------------------------------------------------------------------------
                              Class B                    (372)       (4,615)           (18)          (182)
                             ----------------------------------------------------------------------------
                              Class C                      (4)          (48)            --             --
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                      13           161              1             10
                             ----------------------------------------------------------------------------
                              Class B                     (13)         (161)            (1)           (10)
                             ----------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                          $19,244                        $3,417
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                ---------------------------  --------------------------  --------------------------
                                          CLASS A                     CLASS B                     CLASS C
                                ---------------------------  --------------------------  --------------------------
                                                  MAY 1                       MAY 1                       MAY 1
                                 YEAR ENDED         TO        YEAR ENDED        TO        YEAR ENDED        TO
                                NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                    1997           1996          1997          1996          1997          1996
-----------------------------------------------------------  --------------------------  --------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------  --------------------------  --------------------------
Net asset value, beginning of
period                             $11.02          9.50         10.97          9.50         10.97          9.50
-----------------------------------------------------------  --------------------------  --------------------------
Income from investment operations:
  Net investment income (loss)        .03           .01          (.05)         (.02)         (.05)         (.01)
-----------------------------------------------------------  --------------------------  --------------------------
  Net realized and unrealized
  gain                               1.51          1.51          1.48          1.49          1.49          1.48
-----------------------------------------------------------  --------------------------  --------------------------
Total from investment
operations                           1.54          1.52          1.43          1.47          1.44          1.47
-----------------------------------------------------------  --------------------------  --------------------------
Less distribution from net
realized gain                         .13            --           .13            --           .13            --
-----------------------------------------------------------  --------------------------  --------------------------
Net asset value, end of period     $12.43         11.02         12.27         10.97         12.28         10.97
-----------------------------------------------------------  --------------------------  --------------------------
TOTAL RETURN (NOT ANNUALIZED)       14.18%        16.00         13.23         15.47         13.32         15.47
-----------------------------------------------------------  --------------------------  --------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------  --------------------------  --------------------------
Expenses after expense waiver        1.52%         1.49          2.45          2.44          2.38          2.34
-----------------------------------------------------------  --------------------------  --------------------------
Net investment income (loss)          .34%          .46          (.59)         (.49)         (.52)         (.39)
-------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Expenses                             1.75%         4.74          2.66          5.63          2.59          5.50
-----------------------------------------------------------  --------------------------  --------------------------
Net investment income (loss)          .11%        (2.79)         (.80)        (3.68)         (.73)        (3.55)
-----------------------------------------------------------  --------------------------  --------------------------

------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------
                                                                                 MAY 1
                                                               YEAR ENDED         TO
                                                              NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996
------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                      $23,910          3,856
------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                101%            96
------------------------------------------------------------------------------------------
Average commission rate paid per share on stock
transactions(a)                                                 $ .0461          .0313
------------------------------------------------------------------------------------------

NOTES: (a) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

           Total return does not reflect the effect of any sales charges. The investment manager has agreed to temporarily waive certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver.

NOTES

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                    OFFICERS
DANIEL PIERCE               MARK S. CASADY             LINDA J. WONDRACK
Chairman and Trustee        President                  Vice President

JAMES E. AKINS              PHILIP COLLORA             JOHN R. HEBBLE
Trustee                     Vice President,            Assistant Treasurer
                            Secretary and Treasurer
ARTHUR R. GOTTSCHALK                                   MAUREEN E. KANE
Trustee                     JERALD K. HARTMAN          Assistant Secretary
                            Vice President
FREDERICK T. KELSEY                                    CAROLINE PEARSON
Trustee                     THOMAS W. LITTAUER         Assistant Secretary
                            Vice President
FRED B. RENWICK                                        ELIZABETH C. WERTH
Trustee                     ANN M. MCCREARY            Assistant Secretary
                            Vice President
JOHN B. TINGLEFF
Trustee                     KATHRYN L. QUIRK
                            Vice President
EDMOND D. VILLANI
Trustee                     STEVEN H. REYNOLDS
                            Vice President
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                     THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL
                                      60606 www.kemper.com

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
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